SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K/A

                             Amendment No. 1 to

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                                May 23, 2000
              Date of Report (Date of earliest event reported)

                           US AIRWAYS GROUP, INC.
                      (Commission file number: 1-8444)

                                    and

                              US AIRWAYS, INC.
                      (Commission file number: 1-8442)

        (Exact names of registrants as specified in their charters)

              Delaware             US Airways Group, Inc.        54-1194634
        (State of incorporation    US Airways, Inc.              53-0218143
         of both registrants)      (I.R.S. Employer Identification Nos.)

                           US Airways Group, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                              (703) 872-7000)
            (Registrant's telephone number, including area code)

                              US Airways, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                              (703) 872-7000)
            (Registrant's telephone number, including area code)

This Report on Form 8-K-A is being filed to correct a clerical error in Exhibit A attached to Exhibit 2.1 (Agreement and Plan of Merger, dated as of May 23, 2000, by and among UAL Corporation, Yellow Jacket Acquisition Corp. and US Airways Group, Inc.) of the Form 8-K filed by the Registrant on May 30, 2000. Item 5, Exhibit 2.1 and Exhibit 2.2, though unchanged from the Form 8-K filed by the Registrant on May 30, 2000, are included herein for the sake of completeness.

Item 5.  Other Events.

      As disclosed in a joint press release issued on May 24, 2000 by US Airways Group, Inc. ("US Airways") and UAL Corporation ("UAL"), US Airways, UAL and Yellow Jacket Acquisition Corp., a wholly-owned subsidiary of UAL ("Merger Sub"), entered into an Agreement and Plan of Merger, dated May 23, 2000 (the "Merger Agreement"), pursuant to which Merger Sub will be merged with and into US Airways, with US Airways being the surviving corporation (the "Merger"). As previously disclosed, pursuant to the Merger, each issued and outstanding share of common stock, par value $1.00 per share, of US Airways (other than Appraisal Shares (as defined in the Merger Agreement)) will be converted into the right to receive $60 in cash. Consummation of the Merger and the other transactions contemplated by the Merger Agreement are subject to various conditions set forth in the Merger Agreement, including, but not limited to, the receipt of regulatory approvals and the approval of the stockholders of US Airways.

            Also on May 23, 2000, in connection with entering into the Merger Agreement, US Airways, UAL and Mr. Robert Johnson entered into a memorandum of understanding (the "Memorandum") pursuant to which the parties agreed to negotiate and enter into definitive documentation providing for the sale of certain assets (which are identified on Attachment I to the Memorandum) of US Airways to an entity established by Mr. Johnson and the provision of certain services (as identified on Attachment I to the Memorandum) to such entity.

            Copies of the Merger Agreement and the Memorandum (including Attachment I thereto) are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.

Item 7.  Financial Statements and Exhibits.

      (c)   The following exhibits are filed with this report:

      (2.1) Agreement and Plan of Merger, dated as of May 23, 2000, by and among UAL Corporation, Yellow Jacket Acquisition Corp. and
            US Airways Group, Inc. (including Exhibit A thereto*)

      (2.2) Memorandum of Understanding, dated May 23, 2000, by and among UAL
            Corporation, US Airways Group, Inc. and Mr. Robert L.
            Johnson (including Attachment I thereto)

* Corrected version.



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.



                             US AIRWAYS GROUP, INC. (REGISTRANT)


 Dated:  June 20, 2000       By: /s/ Anita Beier
                                 ---------------------------------
                             Name:  Anita Beier
                             Title: Vice President and Controller
                                    (Chief Accounting Officer)


                             US AIRWAYS, INC. (REGISTRANT)


 Dated:  June 20, 2000       By: /s/ Anita Beier
                                 ---------------------------------
                             Name:  Anita Beier
                             Title: Vice President and Controller
                                    (Chief Accounting Officer)



                               EXHIBIT INDEX

(2.1) Agreement and Plan of Merger, dated as of May 23, 2000, by and among UAL Corporation, Yellow Jacket Acquisition Corp. and US Airways Group, Inc. (including Exhibit A thereto*)

(2.2) Memorandum of Understanding, dated May 23, 2000, by and among UAL Corporation, US Airways Group, Inc. and Mr. Robert L. Johnson (including Attachment I thereto)

* Corrected version.